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                                                                    EXHIBIT 23-A

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Veritas DGC Inc. on Form S-3 of our report dated October 10, 1996, and to the reference to us under the headings "Selected Financial Data" and "Experts" appearing in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
June 2, 1997